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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):        July 23, 2002
                                                 -------------------------------


                            Predictive Systems, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                     000-30422                13-3808483
-------------------------------  ------------------------  ---------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
        incorporation)                                      Identification No.)


            19 West 44th Street, New York, NY                        10036
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         (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:       212-659-3400
                                                   -----------------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5.  Other Events

         On July 29, 2002, Predictive Systems, Inc. announced that Braden Kelly had resigned from its Board of Directors.

         The complete text of the press release, dated July 29, 2002, is attached to this report as Exhibit 99.1, and such press release is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.


         Exhibit
          Number           Description
          ------           -----------

          99.9             Press Release dated as of July 29, 2002.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       PREDICTIVE SYSTEMS, INC.


Dated: July 30, 2002

                                                       By:  /S/ Andrew Zimmerman

                                                       Name: Andrew Zimmerman
                                                       Title: CEO


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                                  EXHIBIT INDEX


      Exhibit
       Number         Description
       ------         -----------

        99.9          Press Release dated as of July 29, 2002.